UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 6, 2013

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

Fifth Amendment to Crystal Credit Agreement

On February 6, 2013, American Apparel, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries entered into a Fifth Amendment to the Credit Agreement dated as of March 13, 2012, among the Company and its subsidiaries party thereto, the lenders party thereto, and Crystal Financial LLC, as administrative agent, swing line lender and a letter of credit issuer (the “Crystal Credit Agreement”).

The Fifth Amendment to the Crystal Credit Agreement, among other things, (i) allows the Company to borrow based on its trademarks and for such loans to remain outstanding until January 1, 2014; (ii) extends the applicability of the existing minimum EBITDA covenant for the remainder of 2013, (iii) adds a minimum excess availability covenant for the period of December 16, 2013 through February 1, 2014, (iv) raises the amount of capital expenditures that the Company was allowed to make in fiscal year 2012 from $17,000,000 to $18,000,000 and (v) provides the consent of the administrative agent and lenders to the Eleventh Amendment to the Lion Credit Agreement, as discussed below.

Eleventh Amendment to Lion Credit Agreement

In connection with the Fifth Amendment to the Crystal Credit Agreement, on February 6, 2013, the Company and certain of its subsidiaries entered into an Eleventh Amendment to the Credit Agreement, dated as of March 13, 2009, among the Company, Lion Capital (Americas) Inc. and Lion/Hollywood L.L.C., the other lenders party thereto, and Wilmington Trust, National Association, as administrative agent and collateral agent (the “Lion Credit Agreement”). The Eleventh Amendment to the Lion Credit Agreement (i) conforms the minimum EBITDA covenant to the revised minimum EBITDA covenant under the Crystal Credit Agreement, as amended, and (ii) provides the consent of the administrative agent and lenders to the Fifth Amendment to the Crystal Credit Agreement.

The foregoing description of the Fifth Amendment to the Crystal Credit Agreement and the Eleventh Amendment to the Lion Credit Agreement is qualified in its entirety by reference to the full text of the respective agreements which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01.  Entry into a Material Definitive Agreement” is incorporated herein by this reference.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

10.1
Amendment No. 5, dated February 6, 2013, among American Apparel, Inc., American Apparel (USA), LLC, the other Borrowers and Credit Parties party thereto, Crystal Financial LLC and other signatories thereto.

10.2
Eleventh Amendment to Credit Agreement, dated February 6, 2013, among American Apparel, Inc. and the other Credit Parties as the facility guarantors from time to time party thereto, Wilmington Trust N.A., as the administrative agent and the collateral agent, Lion Capital (Americas) Inc., as a lender, Lion/Hollywood L.L.C., as a lender, and other lenders from time to time party thereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: February 11, 2013	By:	/s/ Glenn Weinman
Name: Glenn A. Weinman
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1
Amendment No. 5, dated February 6, 2013, among American Apparel, Inc., American Apparel (USA), LLC, the other Borrowers and Credit Parties party thereto, Crystal Financial LLC and other signatories thereto.

10.2
Eleventh Amendment to Credit Agreement, dated February 6, 2013, among American Apparel, Inc. and the other Credit Parties as the facility guarantors from time to time party thereto, Wilmington Trust N.A., as the administrative agent and the collateral agent, Lion Capital (Americas) Inc., as a lender, Lion/Hollywood L.L.C., as a lender, and other lenders from time to time party thereto.